EXHIBIT 10.1

FORBEARANCE AGREEMENT

This Forbearance Agreement (this “Agreement”) is entered into as of May 13, 2025 by and between Streeterville Capital, LLC, a Utah limited liability company (“Lender”), and AIM ImmunoTech, Inc., a Delaware corporation (“Borrower”). Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Note (defined below).

A. Borrower previously sold and issued to Lender that certain Promissory Note with an original issuance date of February 16, 2024 in the original principal amount of $3,301,250.00 (the “Note”) pursuant to that certain Note Purchase Agreement dated February 16, 2024 by and between Lender and Borrower (the “Purchase Agreement,” and together with the Note and all other documents entered into in conjunction therewith, the “Transaction Documents”).

B. On April 4, 2025, Borrower was suspended from NYSE American to OTC Markets (the “Default”).

C. Lender has agreed, subject to the terms, conditions and understandings expressed in this Agreement, to refrain and forbear from exercising and enforcing remedies against Borrower for the Default as provided in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2. Forbearance. Subject to the terms, conditions and understandings contained in this Agreement, Lender hereby agrees to forbear from enforcing its rights and remedies relating to the Default (the “Forbearance”). In consideration of Lender’s grant of the Forbearance, its fees incurred in preparing this Agreement and other accommodations set forth herein, Borrower agrees to pay to Lender a forbearance fee equal to one percent (1%) of the Outstanding Balance of the Note (the “Forbearance Fee”). The Forbearance Fee is hereby added to the Outstanding Balance of the Note as of the date of this Amendment. Lender and Borrower further agree that the Forbearance Fee is deemed to be fully earned as of the date hereof, is nonrefundable under any circumstance, and that the Forbearance Fee for the Note tacks back to the respective issuance date of the Note for Rule 144 purposes. Borrower represents and warrants that as of the date hereof the Outstanding Balance of the Note, following the application of the Forbearance Fee, is $2,483,861.60.

3. Ratification of the Note. The Note shall be and remain in full force and effect in accordance with its terms, and is hereby ratified and confirmed in all respects. Borrower acknowledges that it is unconditionally obligated to pay the Outstanding Balance of the Note and represents that such obligation is not subject to any defenses, rights of offset or counterclaims. No forbearance or waiver other than as expressly set forth herein may be implied by this Agreement. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a waiver of, or as an amendment to, any right, power or remedy of Lender under the Note or the Transaction Documents, as in effect prior to the date hereof.

4. Release of prior defaults. Lender hereby releases the Borrower and its affiliates from all defaults under the Transaction Document through the date of this Agreement. Borrower confirms that, as a result, no Default Interest is due.

5. Representations, Warranties and Agreements. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a) Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder.

(b) All understandings, representations, warranties and recitals contained or expressed in this Agreement are true, accurate, complete, and correct in all respects; and no such understanding, representation, warranty, or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty, or recital from being misleading. Borrower acknowledges and agrees that Lender has been induced in part to enter into this Agreement based upon Lender’s justifiable reliance on the truth, accuracy, and completeness of all understandings, representations, warranties, and recitals contained in this Agreement. There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date hereof which would or could materially and adversely affect the understandings of Lender expressed in this Agreement or any representation, warranty, or recital contained in this Agreement.

(c) Except as expressly set forth in this Agreement, Borrower acknowledges and agrees that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants, or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Note or any of the other Transaction Documents.

(d) Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Agreement by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

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(e) Borrower hereby acknowledges that it has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Agreement, and (iii) all factual and legal matters relevant to this Agreement and/or any and all such other documents, with counsel freely and independently selected by Borrower (or had the opportunity to be represented by counsel). Borrower further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Agreement and all other documents executed and delivered in connection with this Agreement after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Agreement and the other documents executed and delivered in connection with this Agreement have been negotiated at arm’s length, and that this Agreement and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

(f) There are no proceedings or investigations pending or threatened before any court or arbitrator or before or by, any governmental, administrative, or judicial authority or agency, or arbitrator, against Borrower other than the current proceedings before the NYSE American.

(g) There is no statute, regulation, rule, order or judgment and no provision of any mortgage, indenture, contract or other agreement binding on Borrower, which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms and conditions of this Agreement and/or any of the other documents executed and delivered in connection with this Agreement. .

7. Headings. The headings contained in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement.

8. Arbitration. By its execution of this Agreement, each party agrees to be bound by the Arbitration Provisions (as defined in the Purchase Agreement) and the parties agree to submit all Claims (as defined in the Purchase Agreement) arising under this Agreement or any Transaction Document or other agreement between the parties and their affiliates to binding arbitration pursuant to the Arbitration Provisions.

9. Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. Each party consents to and expressly agrees that the exclusive venue for arbitration of any dispute arising out of or relating to this Agreement or any Transaction Document or the relationship of the parties or their affiliates shall be in Salt Lake County, Utah. Without modifying the parties obligations to resolve disputes hereunder or under any Transaction Document pursuant to the Arbitration Provisions, each party hereto submits to the exclusive jurisdiction of any state or federal court sitting in Salt Lake County, Utah in any proceeding arising out of or relating to this Agreement and agrees that all Claims in respect of the proceeding may only be heard and determined in any such court and hereby expressly submits to the exclusive personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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10. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

11. Attorneys’ Fees. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the arbitration, litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

12. No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Agreement and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Agreement, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Agreement.

13. Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

14. Entire Agreement. This Agreement, together with the Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

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15. Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Borrower may not assign this Agreement or any of its obligations herein without the prior written consent of Lender.

17. Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, the Note and each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, on the one hand, and the Note or any other Transaction Document, on the other hand, the terms of this Agreement shall prevail.

18. Time of Essence. Time is of the essence with respect to each and every provision of this Agreement.

19. Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Lender shall be given as set forth in the “Notices” section the Purchase Agreement.

20. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

BORROWER:

AIM IMMUNOTECH, INC.

By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO

LENDER:

STREETERVILLE CAPITAL, LLC

By:	/s/ John Fife
John Fife, President

[Signature Page to Forbearance Agreement]